SUMMARY PROSPECTUS

IronBridge Global Fund (IBGFX)

Advised by:
IronBridge Capital Management, L.P.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You may find the Fund’s prospectus and other information about the Fund online at http://www.ironbridgefunds.net/forms.  You may also get this information at no cost by calling 1-877-861-7714 or by sending an e-mail request to clientservice@ironbridge.net.

The Fund’s full prospectus and statement of additional information, each dated November 1, 2016 are incorporated into this Summary Prospectus by reference.  You may obtain a copy of the Fund’s statement of additional information in the same manner as the Fund’s prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

November 1, 2016

IRONBRIDGE GLOBAL FUND

Investment Objective.

The investment objective of the IronBridge Global Fund (“Global Fund”) is long-term capital appreciation.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Global Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (imposed only if redemption occurs within 30 days of purchase; imposed as a percentage of amount redeemed)	2.00%
Exchange Fee	NONE
Maximum Account Fee(1)	$15
(1) A service fee of $15 may be imposed for shares redeemed by wire.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) Fees	NONE
Other Expenses	1.01%
Total Annual Fund Operating Expenses	1.86%
Fee Waiver and/or Expense Reimbursement (1)	-0.86%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.00%

(1)	IronBridge Capital Management, L.P. (the “Adviser”) has contractually agreed to reduce its compensation due from and/or assume expenses of the Global Fund to the extent necessary to ensure that the Global Fund’s operating expenses (excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, if any, and other extraordinary expenses) do not exceed 1.00% of the Global Fund’s average net assets. The fee waiver and expense reimbursement agreement is in effect until November 1, 2017, with successive renewal terms of one year thereafter unless terminated by IronBridge Funds, Inc. (the “Company”) or the Adviser prior to any such renewal. Prior to November 1, 2017, the expense cap agreement can be terminated by the Company’s Board of Directors or shareholders. To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the expense cap, it may seek repayment by the Global Fund of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the respective expense caps in effect at the time of the repayment.

Expense Example.

This Example is intended to help you compare the cost of investing in the Global Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Global Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Global Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years
Global Fund	$103	$503	$928	$2,115

Portfolio Turnover.

The Global Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the Global Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies.

The Global Fund seeks to achieve its investment objective by investing primarily in equity securities of companies traded in developed markets throughout the world, including the United States.  Under normal market conditions, the Global Fund will be diversified among a number of countries (at least three) and will invest at least 40% of its total assets in foreign securities.  The Global Fund also intends to invest its portfolio in approximately the same proportions as the Global Fund’s benchmark index, and doing so may at times cause the Global Fund to invest less than 40% of its total assets in foreign securities at times when foreign securities represent approximately 40% or less of the Global Fund’s benchmark.  The Global Fund invests primarily in the equity securities of companies principally traded in the regions that are included in the Morgan Stanley Capital World Index Net (“MSCI World Index Net”).  The Global Fund may invest in companies across all market capitalizations, but the Global Fund will primarily invest in companies with market capitalizations in excess of $2 billion, determined at the time of investment.  Additionally, the Global Fund may invest up to 10% of its total assets (calculated at the time of purchase) in securities of companies principally traded in emerging market countries.  The Global Fund may also invest in American Depositary Receipts and/or Global Depositary Receipts.

The Adviser actively manages the Global Fund by choosing companies for investment that the Adviser believes have the potential to exceed economic performance levels on which market valuations are premised.  In constructing a portfolio of investments for the Global Fund, the Adviser selects equity securities using an economic return framework, a valuation model that uses cash flow to determine a company’s value, rather than traditional accounting measures such as corporate performance, earnings and book value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the Global Fund invests in primarily growth and value-style equity securities.

Principal Investment Risks.

Market Risk.  The general level of stock prices as a whole could decline, causing a decline in the value of your investment.

Foreign Securities Risk.  Foreign investments may be less liquid, subject to currency-rate fluctuations, be in areas with political and economic instability and be subject to less strict regulation of the securities markets.

Emerging Markets Risk. The risks of foreign investments typically are greater in emerging markets.

Currency Risk. Investments in foreign securities denominated and traded in foreign currencies may be subject to unfavorable fluctuations in foreign currency exchange rates.

Region Risk. Changes affecting a particular global region where the Global Fund has invested may have a significant impact on the value of the Global Fund’s overall value.

Global Sector Risk. Changes affecting a particular sector of the world economy in which the Global Fund has invested may have a significant impact on the value of the Global Fund’s overall portfolio.

American Depositary Receipt (ADR) / Global Depositary Receipt (GDR) Risk.  ADRs are receipts issued by U.S. banks evidencing ownership in securities of foreign issuers, and GDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers.  Securities of foreign issuers, and consequently ADRs and GDRs, may decrease in value for many of the same reasons outlined above.

Stock Selection Risk.  Individual stocks may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. The Adviser may not be able to sell the Global Fund’s securities at a time or at a price that would benefit the Fund.

Equity Securities Risk.  Common equity stocks are subject to greater volatility and chance of decline than other securities, such as fixed-income securities.

Management Risk.  There is no guarantee that the Adviser will choose investments that increase in value.

Growth Investing Risk. Growth companies are generally more susceptible than established companies to market events and sharp declines in value.

Value Investing Risk.  Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

Loss of Money Risk.  Loss of money is a risk of investing in the Global Fund.

Performance.

The bar chart and table below show how the Global Fund (and, for periods prior to July 23, 2010, the Frontegra IronBridge Global Focus Fund (the “Predecessor Global Fund”), the predecessor of the Global Fund) has performed in the past and provides some indication of the risks of investing in the Global Fund.  The table shows how the performance of the Global Fund (and Predecessor Global Fund) has varied from year to year as compared with the performance of the MSCI World Index Net, a securities index that measures the equity market performance of developed markets.  Keep in mind that past performance (before and after taxes) may not indicate how well the Global Fund will perform in the future.  Updated performance information can be found on our website at www.ironbridgefunds.net or by calling toll-free to 1-877-861-7714.

Calendar Year Total Returns
Annual Total Returns for Global Fund (or Predecessor Global Fund)
for the years ended December 311

[1]	For the nine-month period ended September 30, 2016, the Global Fund had a return of 1.97%.

During the periods shown above, the highest return for either the Global Fund or the Predecessor Global Fund for a calendar quarter was 12.92% (for the quarter ended September 30, 2010) and the lowest return for a calendar quarter for either was -17.35% (for the quarter ended September 30, 2011).

Average Annual Total Returns
(for the periods ended December 31, 2015)

Fund/Index	One Year	Five Years	Since Inception (September 18, 2009)
Global Fund
Return Before Taxes	-0.05%	6.36%	7.44%
Return After Taxes on Distributions	-0.44%	3.86%	5.39%
Return After Taxes on Distributions and Sale of Fund Shares	0.30%	4.76%	5.73%
MSCI World Index Net	-0.87%	7.59%	8.40%

After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above.  After-tax returns are not relevant if you hold your Global Fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management.

Investment Adviser.  IronBridge Capital Management, L.P.

Portfolio Managers.  Team-managed by Matthew Halkyard (portfolio manager of the Global Fund, and the Predecessor Global Fund, since inception), Steven Werber and Kevin Reher.  Each of Messrs. Werber and Reher has been a portfolio manager of the Global Fund since February 18, 2011.

Purchase and Sale of Global Fund Shares.

Investors may purchase or redeem Global Fund shares on any business day by mail (IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701) or by wire transfer.  The minimum initial and subsequent investment amounts for the Global Fund are as follows:

	Minimum Initial Investments	Minimum Subsequent Investments

Global Fund	$100,000	$1,000

Tax Information.

The Global Fund intends to make distributions that may be taxed as ordinary income or capital gains.  If you hold your Global Fund shares through a tax-deferred arrangement, you will not be taxed on dividends and capital gains distributions at the time they are made, but you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase Global Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Company’s related companies may pay the intermediary for the sale of Global Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Fund over another investment.  Ask your sales person or visit your financial intermediary’s website for more information.

IronBridge Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
 Milwaukee, Wisconsin 53201-0701

1-877-861-7714

www.ironbridgefunds.net

The Company’s 1940 Act File Number is 811-22397.